Financial:
Tito Lima
Chief Financial Officer
717-735-4547 or tllima@sterlingfi.com

Media:
Mike Lambert
Director of Communications
717-735-5558 or mwlambert@sterlingfi.com

FOR IMMEDIATE RELEASE

Election Deadline for Sterling Financial Corporation Shareholders
Is March 25, 2008

LANCASTER, PA. (March 13, 2008) – Sterling Financial Corporation of Lancaster, Pa (NASDAQ: SLFI) today reiterated that the election deadline for Sterling shareholders to make merger consideration elections in connection with the proposed merger with The PNC Financial Services Group, Inc. (NYSE: PNC) is 5:00 p.m., New York City time, on March 25, 2008. Sterling shareholders of record wishing to make an election regarding the form of consideration they would prefer to receive must deliver to Computershare, Inc., the Exchange Agent in the merger, the following: properly completed election forms, together with stock certificates, if any, or a properly completed notice of guaranteed delivery. These must be received by Computershare by the election deadline of 5:00 p.m., New York City time, on March 25, 2008.

Sterling shareholders who hold their shares in “street name” may have an election deadline earlier than March 25, 2008. They should carefully review any materials they received from their broker to determine the election deadline applicable to them.

Sterling shareholders are entitled to make an election about the type of merger consideration (cash or shares of PNC common stock) they prefer to receive for each share of Sterling common stock exchanged in the merger. In each case, such consideration will have a value approximately equal to the sum of (a) 0.1543 multiplied by the average of the closing prices on the New York Stock Exchange for PNC common stock during the five trading days ending the day before the completion of the merger and (b) $7.60. All elections are subject to the proration procedures provided in the merger agreement. As a result, shareholders who elect to receive entirely cash or entirely PNC common stock may receive a combination of cash and common stock, and shareholders who elect to receive a combination of cash and PNC common stock may receive cash and common stock in a different proportion from what they elected.

Shareholders who do not submit a properly completed election form to Computershare by the election deadline will be deemed to have no preference as to the form of consideration they will receive and will receive cash, PNC shares of common stock or a combination of both, depending on the elections of other Sterling shareholders. After Sterling shareholders have made their elections and tendered their Sterling shares of common stock to Computershare, they will be unable to sell or transfer their shares of Sterling common stock unless they validly revoke their election prior to the election deadline.

All of the documents necessary to make an election were previously mailed to Sterling shareholders of record on or about February 15, 2008. Sterling shareholders of record may obtain additional copies of the election documents by contacting the Information Agent, Georgeson Inc., at (800) 319-6872. Sterling shareholders who hold their shares in “street name” may obtain additional copies of the election documents by contacting their broker.

A more complete description of the merger consideration and the proration procedures applicable to elections is contained in the proxy statement/prospectus dated February 11, 2008, mailed to Sterling shareholders of record on or about February 13, 2008. Sterling shareholders are urged to read the proxy statement/prospectus carefully and in its entirety. Copies of the proxy statement/prospectus may be obtained for free by following the instructions below under “Additional Information About the PNC/Sterling Financial Corporation Transaction.”

The proposed merger remains subject to the expiration of all regulatory waiting periods and the satisfaction of the other conditions contained in the merger agreement.

About Sterling

Sterling Financial Corporation (NASDAQ: SLFI) is a diversified financial services company based in Lancaster, Pa., with assets of $3.2 billion. Sterling Banking Services Group affiliates offer a full range of banking services in south-central Pennsylvania, northern Maryland and northern Delaware. The group also offers correspondent banking services in the mid-Atlantic region to other companies within the financial services industry, and banking related insurance services. Sterling Financial Services Group affiliates provide specialty commercial financing; fleet and equipment leasing; and investment, trust and brokerage services. Visit www.sterlingfi.com for more information.

Banking Services Group — Banks: Pennsylvania: Bank of Lancaster County*; Bank of Lebanon County*; PennSterling Bank*; and Pennsylvania State Bank*. Pennsylvania and Maryland: Bank of Hanover*. Maryland: Bay First Bank*. Delaware: Delaware Sterling Bank & Trust Company. Correspondent banking services: Correspondent Services Group (provider of Sterling services to other financial institutions). Insurance services: Lancaster Insurance Group, LLC (independent insurance agency) and Sterling Financial Settlement Services, LLC (title insurance agency).
*Divisions of BLC Bank, N.A.

Financial Services Group — Specialty commercial financing: Equipment Finance LLC* (commercial financing company for the soft pulp logging and land clearing industries, serving primarily the paper industry in the southeastern United States). Fleet and equipment leasing: Town & Country Leasing, LLC* (nationwide fleet and equipment leasing/financing company). Trust, investment and brokerage services: Sterling Financial Trust Company* (trust and investment services), Church Capital Management, LLC (registered investment advisor) and Bainbridge Securities Inc. (securities broker/dealer).

Additional Information About the PNC/Sterling Financial Corporation Transaction

The PNC Financial Services Group, Inc. and Sterling Financial Corporation have filed a proxy statement/prospectus and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the “SEC”). WE URGE INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS (WHICH WAS FIRST MAILED TO STERLING SHAREHOLDERS ON OR ABOUT FEBRUARY 13, 2008) AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors may obtain these documents free of charge at the SEC’s website (www.sec.gov). In addition, documents filed with the SEC by The PNC Financial Services Group, Inc. will be available free of charge from Shareholder Relations at (800) 843-2206. Documents filed with the SEC by Sterling Financial Corporation will be available free of charge from Sterling Financial Corporation by contacting Shareholder Relations at 717-735-4066.

The directors, executive officers, and certain other members of management and employees of Sterling Financial Corporation are participants in the solicitation of proxies in favor of the merger from the shareholders of Sterling Financial Corporation. Information about the directors and executive officers of Sterling Financial Corporation is included in the proxy statement for its May 8, 2007 annual meeting of shareholders, which was filed with the SEC on April 2, 2007. Additional information regarding the interests of such participants is included in the proxy statement/prospectus and the other relevant documents filed with the SEC.

Forward-Looking Statements

This filing contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Act of 1995. These include statements as to the proposed benefits of the merger between Sterling and PNC (the “Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Merger as well as other statements of expectations regarding the Merger and any other statements regarding future results or expectations. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. Sterling cautions readers that results and events subject to forward-looking statements could differ materially due to the following factors, among others: the risk that the businesses of Sterling and PNC in connection with the Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; the ability to obtain required governmental and stockholder approvals, and the ability to complete the Merger on the expected timeframe; possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of Sterling and PNC to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing of restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectibility of loans; the effects of changes in interest rates and other risks and factors identified in each company’s filings with the SEC. Sterling does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this filing.

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